UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Delcath Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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NOTICE OF PROXY SOLICITATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 17, 2019

Notice is hereby given that an Annual Meeting of Stockholders of Delcath Systems, Inc., will be held on September 17, 2019, at 10:00 AM, local time, at The Michelangelo Hotel, 152 West 51st Street, New York, New York for the following purposes:

(1)

To approve and adopt an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our shares of common stock, $0.01 par value per share, issued and outstanding or reserved for issuance, at a specific ratio within a range from 1-for-50 to 1-for-1,200, inclusive, prior to the first anniversary of stockholder approval of this proposal, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to effect the reverse stock split, as well as its specific timing and ratio;

(2)

To elect two Class I directors to serve until the 2022 annual meeting of stockholders, one Class II director to serve until the 2020 annual meeting of stockholders and two Class III directors to serve until the 2021 annual meeting of stockholders and, in each case, until his or her successor is duly elected and qualified;

(3)	To cast a non-binding, advisory vote on the compensation of our named executive officers (“say-on-pay”);

(4)	To ratify the appointment by our Audit Committee of Marcum LLP as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(5)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These items of business are more fully described in the Proxy Statement, which accompanies this Notice of Annual Meeting of Stockholders. The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on August 15, 2019, as the record date for the Annual Meeting. Only stockholders of record of our common stock, $0.01 par value per share, and our Series E convertible preferred stock, $0.01 par value per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card does NOT deprive you of your right to attend the Annual Meeting and to vote your shares in person at the Annual Meeting. The Proxy Statement explains proxy voting and the matters to be voted on in more detail. Please read the Proxy Statement carefully.

By Order of the Board of Directors

/s/ Jennifer K. Simpson
New York, New York	Jennifer K. Simpson, Ph.D.
August 19, 2019	President and Chief Executive Officer

DELCATH SYSTEMS, INC.

PROXY STATEMENT

1633 Broadway, Suite 22C

New York, New York 10019

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Delcath Systems, Inc. (“we,” “our” or “us”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 17, 2019, at 10:00 AM, local time, and at any proper adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at The Michelangelo Hotel, 152 West 51st Street, New York, New York. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card is being first mailed on or about August 26, 2019 to our stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting to be held on September 17, 2019

A copy of this Proxy Statement and the proxy card are available at:

https://materials.proxyvote.com/24661P

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting.

To consider and vote on the following proposals:

•To approve and adopt an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock, $0.01 par value per share at a specific ratio within a range from 1-for-50 to 1-for-1,200, inclusive, prior to the first anniversary of stockholder approval of this proposal and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to effect the reverse stock split, as well as its specific timing and ratio;

•To elect two Class I directors to serve until the 2022 annual meeting of stockholders, one Class II director to serve until the 2020 annual meeting of stockholders and two Class III directors to serve until the 2021 annual meeting of stockholders and, in each case, until his or her successor is duly elected and qualified;

•To cast a non-binding, advisory vote on the compensation of our named executive officers (“say-on-pay”);

•To ratify the appointment by our Audit Committee of Marcum LLP as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

Stockholders Entitled to Vote.

Stockholders of record at the close of business on August 15, 2019 (the “Record Date”) of our common stock, $0.01 par value per share, (the “Common Stock”), and Series E convertible preferred stock, $0.01 par value per share (the “Series E Convertible Preferred Stock”), are entitled to notice of, and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. At the close of business on the Record Date, there were 18,277,807 shares of Common Stock and 32,572 shares of Series E Convertible Preferred Stock issued, outstanding and entitled to vote. The voting of the Series E Convertible Preferred Stock is subject to the Beneficial Ownership Limitation (as defined herein).  For more information concerning the Series E Convertible Preferred Stock and the Beneficial Ownership Limitation, see “Proposal 1: To Approve an Amendment to our Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split - July 2019 PIPE Financing.”

Number of Votes.

Holders of Common Stock have one vote for each share of Common Stock held and holders of Series E Convertible Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted basis. The 32,572 shares of Series E Convertible Preferred Stock are currently convertible into an aggregate of 74,347,693 shares of Common Stock, after taking into account the Beneficial Ownership Limitation.  As such, the holders of the Series E Convertible Preferred Stock acting alone possess the requisite number of votes to approve each of the matters under consideration.  Each investor in the Series E Convertible Preferred Stock and each officer, director and stockholder holding more than 10% of the issued and outstanding shares of Common Stock have agreed to vote all shares over which they have voting control in favor of the proposal to approve a reverse stock split.

Voting.

Stockholders may vote shares in person or by proxy.  Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

Stockholders of Record. If you hold your shares in your own name as a holder of record, you can vote your Common Stock or Series E Convertible Preferred Stock by:

• completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. The persons named in the proxy card (the “proxies” or “proxy holders”) will vote your shares in accordance with your instructions in your completed and returned proxy card; or

•attending the Annual Meeting and delivering your completed proxy card in person or by completing a ballot at the Annual Meeting. Ballots will be available at the Annual Meeting.  Please bring proof of identification with you to the Annual Meeting.

Beneficial Owners. If you hold your shares in the name of a bank, broker or other nominee holder of record, you will receive instructions from the holder of record on how to vote your shares. You must follow the instructions of your bank, broker or other nominee in order for your shares to be voted. If your shares are not registered in your name and you plan to vote your shares in person at the Annual Meeting, you must obtain and bring with you to the Annual Meeting a “legal proxy” from the bank, broker or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares at the Annual Meeting.

Quorum.

The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock and Preferred Stock (on an as converted to Common Stock basis) outstanding on the Record Date will constitute a quorum for purposes of voting at the Annual Meeting. As of the Record Date, there were 18,277,807 shares of our Common Stock and 32,572 shares of our Series E Convertible Preferred Stock issued and outstanding and entitled to cast 74,347,693 votes, after taking into account the Beneficial Ownership Limitation.  Accordingly, 46,312,751 shares of Common Stock and Preferred Stock (on an as converted to Common Stock basis) issued and outstanding must be present either in person or by proxy for a quorum to exist.

Abstentions and broker “non-votes” (proxies from banks, brokers or other nominees indicating that they have not received instructions from the beneficial owner(s) on a particular proposal(s) with respect to which the other banks, brokers or other nominees do not have discretionary voting authority) will be treated as shares that are present for purposes of determining the presence of a quorum.

Non-Routine Proposals; Broker Non-Votes.

Your bank, broker or other nominee will have discretionary authority to vote your shares with respect to “routine” proposals, but not with respect to “non-routine” proposals. It is therefore critical that you personally vote on the non-routine proposals.

•Routine proposals, Proposals 1 (reverse stock split) and 4 (ratification of the appointment of our independent registered public accounting firm) are routine proposals and may be voted upon by your broker or other nominee if you do not submit voting instructions.

•Non-routine proposals, Proposals 2 (election of directors) and 3 (“say on pay”) are non-routine proposals and may not be voted upon by your bank, broker or other nominee if you do not submit voting instructions.

Vote Required; Treatment of Abstentions and Broker Non-Votes.

Assuming the presence, in person or by proxy, of a quorum:

•Proposal 1, the reverse stock split - the affirmative vote of a majority of our shares issued and outstanding is required for approval;

•Proposal 2, the election of directors – the nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy and entitled to vote on such matter shall be elected as directors;

•Proposal 3, a non-binding, advisory resolution on the compensation of our named executive officers (“say-on-pay”)—an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter is required for approval of the advisory resolution; and

•Proposal 4, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019—an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter is required for approval.

Abstentions are included in the number of shares present in person or represented by proxy and entitled to vote on each matter and will be treated as a vote “AGAINST” the proposals. Broker “non-votes” are not considered entitled to vote for matters where the vote standard is the majority of the shares present and entitled to vote and have no effect on the proposal because they are not entitled to vote.  Broker “non-votes” have the effect of a vote “AGAINST” the proposal where the vote standing is the majority of the issued and outstanding because approval requires an absolute percentage of affirmative votes. Where the vote standard is a plurality, broker “non-votes” will have no effect on the outcome of the vote because they are not considered votes cast.

Voting of Proxies.

Our Board of Directors recommends a vote “FOR” all of the Proposals. Your shares will be voted in accordance with the instructions contained in your signed proxy card.  If you return a signed proxy card without giving specific voting instructions with respect to each Proposal, proxies will be voted in favor of the Board of Directors’ recommendations with respect to the Proposals as set forth in this Proxy Statement.

Other Matters.

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting date as well unless you have subsequently revoked your proxy.

Revoking Your Proxy.

Stockholders of Record.  You may revoke your proxy at any time before it is voted at the Annual Meeting by doing any one of the following:

•giving our Corporate Secretary a written notice of revocation (addressed to Barbra C. Keck, Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019) before or at the Annual Meeting; or

•delivering a properly executed, later dated proxy card; or

•attending the Annual Meeting and voting in person at the Annual Meeting.

Please note that your attendance at the Annual Meeting in and of itself will not be sufficient to revoke your proxy.

Beneficial Owners.  If your shares are held by your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee for revoking your proxy.

Expenses and Solicitation.

The costs of solicitation of proxies, including printing and mailing costs, will be borne by Delcath. Delcath may choose to engage one or more advisors to assist with the solicitation for a fee of approximately $25,000. In addition to the solicitation of proxies by mail and by the proxy solicitor, proxies may also be solicited personally by directors, officers and employees of Delcath, without additional compensation to these individuals. Delcath may request banks, brokers and other firms holding shares in their names that are beneficially owned by others to send proxy materials and obtain proxies from such beneficial owners, and will reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Vote Results.	We will report the results of the voting in a Current Report on Form 8-K within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information regarding the beneficial ownership of our Common Stock and Series E Convertible Preferred Stock as of August 15, 2019, held by: (i) each director and director nominees; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of our Common Stock or Series E Convertible Preferred Stock. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019.

	Shares Beneficially Owned (1)
Name of Beneficial Owner:	Common Stock		Percent	Series E Convertible Preferred Stock		Percent	Percent of Total Voting Power
Named Executive Officers and Directors:
Jennifer K. Simpson, Ph.D.	240,833	(2)	1.3%	147	(3)	*	2.9%
Barbra C. Keck, M.B.A.	174,166	(4)	*	68	(5)	*	1.4%
John Purpura, M.S.	172,167	(6)	*	65	(7)	*	1.4%
Roger G. Stoll, Ph.D.	72,567	(8)	*	93	(9)	*	1.8%
William D. Rueckert	76,375	(10)	*	60	(11)	*	1.2%
Marco Taglietti, M.D.	66,667	(12)	*	60	(13)	*	1.2%
John Sylvester	—		*	—		*	0.0%
All directors and executive officers as a group (7 people):	802,775	(14)	4.2%	493	(15)	1.5%	9.7%

5% Stockholders
Altium Capital Management, LP Altium Growth Fund, LP Altium Growth GP, LLC 551 Fifth Ave, FL 19 New York, NY 10176	—			2,300	(16)	9.9%	6.1%
Rosalind Master Fund L.P. Rosalind Opportunities Fund I L.P. 77 Bloor St W, 3rd FL Toronto, Ontario M5S 1M2	—			16,800	(17)	9.9%	32.2%
Hudson Bay Master Fund Ltd 777 Third Ave, 30th Floor New York, NY 10017	—			2,437	(18)	9.9%	6.4%

*	Less than 1%
(1)

Except as indicated in these footnotes: (i) the persons named in this table have sole voting and investment power with respect to all shares of Common Stock and Series E Convertible Preferred Stock beneficially owned; (ii) the number of shares beneficially owned by each person as of August 15, 2019, includes any vested and unvested shares of restricted stock, options and warrants that such person or group has the right to acquire within 60 days of August 15, 2019. Shares issuable pursuant to restricted stock, options and warrants are deemed outstanding for computing the percentage of the person holding such restricted stock, options and warrants but are not deemed outstanding for computing the percentage of any other person.

(2)	Includes 204,166 shares of Common Stock, which Dr. Simpson has the right to acquire upon exercise of outstanding options exercisable within 60 days of August 15, 2019.
(3)

The 147 shares of Series E Convertible Preferred Stock are convertible into 2,450,000 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the 2,450,000 shares of Common Stock that may be obtained by Dr. Simpson upon the exercise of a warrant held by her, which is subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(4)	Includes 145,833 shares of Common Stock, which Ms. Keck has the right to acquire upon exercise of outstanding options exercisable within 60 days of August 15, 2019.

(5)

The 68 shares of Series E Convertible Preferred Stock are convertible into 1,133,333 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the 1,133,333 shares of Common Stock that may be obtained by Ms. Keck upon the exercise of a warrant held by her, which is subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(6)	Includes 145,833 shares of Common Stock, which Mr. Purpura has the right to acquire upon exercise of outstanding options exercisable within 60 days of August 15, 2019.
(7)

The 65 shares of Series E Convertible Preferred Stock are convertible into 1,083,333 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the 1,083,333 shares of Common Stock that may be obtained by Mr. Purpura upon the exercise of a warrant held by him, which is subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(8)	Includes 58,333 shares of Common Stock, which Dr. Stoll has the right to acquire upon exercise of outstanding options exercisable within 60 days of August 15, 2019.
(9)

The 93 shares of Series E Convertible Preferred Stock are convertible into 1,550,000 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the 1,550,000 shares of Common Stock that may be obtained by Mr. Stoll upon the exercise of a warrant held by him, which is subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(10)	Includes 58,333 shares of Common Stock, which Mr. Rueckert has the right to acquire upon exercise of outstanding options exercisable within 60 days of August 15, 2019.
(11)

The 60 shares of Series E Convertible Preferred Stock are convertible into 1,000,000 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the 1,000,000 shares of Common Stock that may be obtained by Mr. Rueckert upon the exercise of a warrant held by him, which is subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(12)	Includes 58,333 shares of Common Stock, which Dr. Taglietti has the right to acquire upon exercise of outstanding options exercisable within 60 days of August 15, 2019.
(13)

The 60 shares of Series E Convertible Preferred Stock are convertible into 1,000,000 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the 1,000,000 shares of Common Stock that may be obtained by Mr. Taglietti upon the exercise of a warrant held by him, which is subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(14)	Includes 670,831 shares of Common Stock, which certain directors and executive officers have the right to acquire upon exercise of outstanding options exercisable within 60 days August 15, 2019.
(15)

The aggregate 493 shares of Series E Convertible Preferred Stock are convertible into an aggregate of 8,216,667 shares of Common Stock subject to the Beneficial Ownership Limitation and does not include the aggregate 8,216,667 shares of Common Stock that may be obtained by such persons upon the exercise of warrants held by them, subject to the Beneficial Ownership Limitation and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.

(16)

The information provided is based on a Statement on Schedule 13G jointly filed on July 22, 2019 by and on behalf of each of Altium Growth Fund, LP, Altium Capital Management, LP, and Altium Growth GP, LLC (collectively “Altium”) with respect to beneficial ownership of 2,300 shares of Series E Convertible Preferred Stock and a warrant to purchase 38,333333 shares of Common Stock acquired by Altium in our July 2019 PIPE Financing (as discussed below). Altium Growth Fund, LP is the record and direct beneficial owner of the securities referenced. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by, Altium Growth Fund, LP. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, Altium Growth Fund, LP. Altium holds shared voting and dispositive power with respect to 2,300 shares of Series E Convertible Preferred Stock that can be converted into 38,333,333 shares of Common Stock or that may be voted pursuant to the as-converted voting provisions of the Series E Convertible Preferred Stock subject to the limits on beneficial ownership described below and does not include the 38,333,333 shares of Common Stock that may be obtained by Altium upon the exercise of a warrant held by Altium subject to the limits on beneficial ownership described below and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split. Pursuant to the terms of (i) the certificate of designations of Delcath containing the terms of the Series E Convertible Preferred Stock, Altium cannot convert its shares of Series E Convertible Preferred Stock to the extent Altium would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of Common Stock and (ii) the warrant, Altium cannot exercise the warrant to the extent Altium would beneficially own, after any such exercise, more than 4.99% of the outstanding shares of Common Stock.

(17)  The information provided is based on a Statement on Schedule 13G jointly filed on August 1, 2019 by and on behalf of Rosalind Advisors, Inc., Rosalind Opportunities Fund I L.P., Rosalind Master Fund L.P. and Steven Salamon (collectively “Rosalind”) with respect to beneficial ownership of 16,800 shares of Series E Convertible Preferred Stock and warrants to purchase an aggregate of 280,000,000 shares of Common Stock acquired by Rosalind in our July 2019 PIPE Financing.  Rosalind Advisors, Inc. (the “Advisor”) is the investment advisor to Rosalind Opportunities Fund I L.P. and Rosalind Master Fund L.P. and may be deemed to be the beneficial owner of shares held by Rosalind Opportunities Fund I L.P. and Rosalind Master Fund L.P. Steven Salamon is the portfolio manager of the Advisor and may be deemed to be the beneficial owner of the shares of Series E Convertible Preferred Stock and underlying warrants for Common Stock held by Rosalind Master Fund L.P.  The Rosalind Opportunities Fund I L.P. holds shared voting and dispositive power with respect to 10,400 shares of Series E Convertible Preferred Stock that can be converted into 173,333,333 shares of Common Stock or that may be voted pursuant to the as-converted voting provisions of the Series E Convertible Preferred Stock subject to the limitations on beneficial ownership described below.  The Rosalind Master Fund L.P. holds shared dispositive and voting power with respect to 6,400 shares of Series E Convertible Preferred Stock that could be converted into 106,666,667 shares of Common Stock or that may be voted pursuant to the as-converted voting provisions of the Series E Convertible Preferred Stock subject to the limitations on beneficial ownership described below.  The Advisor and Steven Salamon hold shared voting and dispositive power with respect to 16,800 shares of Series E Convertible Preferred Stock that could be converted into 280,000,000 shares of Common Stock or that may be voted pursuant to the as-converted voting provisions of the Series E Convertible Preferred Stock subject to the limitations on beneficial ownership described below.  Notwithstanding the foregoing, the Advisor and Mr. Salamon disclaim beneficial ownership of any such shares. The referenced securities do not include an aggregate of 280,000,000 shares of Common Stock that may be obtained upon the exercise of warrants held by Rosalind subject to the limitations on beneficial ownership described below and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.  Pursuant to the terms of (i) the certificate of designations of Delcath containing the terms of the Series E Convertible Preferred Stock, Rosalind cannot convert its shares of Series E Convertible Preferred Stock to the extent Rosalind would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of Common Stock and (ii) the warrants held by Rosalind, Rosalind cannot exercise such warrants to the extent Rosalind would beneficially own, after any such exercise, more than 4.99% of the outstanding shares of Common Stock.

(18)  Based on the information available to the Company, Hudson Bay Master Fund Ltd. (“Hudson Bay”) is the record and beneficial owner of 2,437 shares of Series E Convertible Preferred Stock (consisting of 2,300 shares acquires by Hudson Bay in our July 2019 PIPE Financing and 137 shares issued to Hudson Bay in exchange for Hudson Bay’s waiver of certain most favored nations rights granted to it pursuant to an exchange agreement between the Company and Hudson Bay previously reported by the Company) and warrants to purchase an aggregate of 40,618,801 shares of Common Stock issued to Hudson Bay in connection with the shares of Series E Convertible Preferred Stock issued to Hudson Bay.  The referenced securities do not include 40,618,801 shares of Common Stock that may be obtained by Hudson Bay upon the exercise of the warrants held by it subject to the limits on beneficial ownership described below and not exercisable until the first trading day that the Common Stock trades on a split adjusted basis following the effectiveness of the proposed reverse stock split.  Pursuant to the terms of (i) the certificate of designations of Delcath containing the terms of the Series E Convertible Preferred Stock, Hudson Bay cannot convert its shares of Series E Convertible Preferred Stock to the extent Hudson Bay would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of Common Stock and (ii) the warrants issued to Hudson Bay, Hudson Bay cannot exercise such warrants to the extent Hudson Bay would beneficially own, after any such exercise, more than 9.99% of the outstanding shares of Common Stock.

CORPORATE GOVERNANCE

Board of Directors. We currently have five directors serving on the Board of Directors. The Board of Directors oversees the business affairs of the Company and monitors the performance of management. In accordance with our corporate governance principles, our Board of Directors does not involve itself in day-to-day operations. The members of the Board of Directors keep themselves informed through discussions with the Chairman of the Board, Roger G. Stoll, Jennifer K. Simpson, in her capacity as Director and Chief Executive Officer, and other key executives, and by reading the reports and other materials that management sends them and by participating in Board and committee meetings. Each of our directors holds office until his or her successor has been elected and qualified unless the director resigns or is removed or by reason of death or other cause is unable to serve in the capacity of director.

Board Independence. The Board has determined that four of our five directors (each of Roger Stoll, William D. Rueckert, Marco Taglietti and John Sylvester) are “independent” directors within the meaning of the NASDAQ listing rules.

Attendance. The Board of Directors met 12 times in 2018 (including regularly scheduled and special meetings). During 2018, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she served as a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (held during the period that he or she served). It is Delcath’s policy that, absent unusual or unforeseen circumstances, all directors are expected to attend annual meetings of stockholders.

Board Leadership Structure. Roger G. Stoll, Ph.D. was appointed Executive Chairman effective September 2014 and designated Chairman in connection with the appointment of Dr. Simpson as director effective October 2015. Dr. Stoll has been a member of the Board of Directors since 2008.

It is our policy to separate the Chairman and Chief Executive Officer roles. We believe that this structure is appropriate for Delcath because it allows our President and CEO to concentrate on Delcath’s day-to-day operations, while providing for effective oversight by the Chairman, who is involved in strategic and key matters, such as business strategy, major transactions and the broader business of Delcath. For a company like Delcath that is focused on the development, approval and commercialization of a specialized product in an extremely technical, highly regulated and intensely competitive industry, we believe our President and CEO is in the best position to lead our management team, in part because of the depth of her experience in conducting clinical trials in oncology, and to respond to the current pressures and needs of a company in the stage of growth and development of Delcath, with assistance from our Chairman who also focuses the Board’s attention on the broader issues of corporate business strategy and corporate governance. We believe that splitting the roles between Chairman, on the one hand, and President and CEO, on the other hand, minimizes any potential conflicts that may result from combining the roles of CEO, President and Chairman, and maximizes the effectiveness of our management and governance processes to the benefit of our stockholders. Our President and CEO and Chairman regularly consult with each other as part of this structure.

Board’s Role in Risk Oversight. The Board of Directors as a whole is responsible for risk oversight, with reviews in certain areas being conducted by the relevant Board committees. Each of the Board’s committees oversees the management of risks associated with their respective areas of responsibility. In performing this oversight function, the committees are assisted by management which provides visibility about the identification, assessment and monitoring of potential risks and management’s strategy to mitigate such risks. Key members of management responsible for a particular area report directly to the Board committee charged with oversight of the associated function and, if the circumstances require, the whole Board. The Board committees review various risk exposures with the full Board of Directors and otherwise keep the full Board of Directors abreast of the committees’ risk oversight activities throughout the year, as necessary or appropriate.

Risk Assessment of Compensation Programs. Our Compensation and Stock Option Committee annually evaluates whether our compensation programs encourage excessive risk-taking by employees at the expense of long-term Company value. Based upon its assessment, including a review of the overall annual award limitations and individual annual limitations in the Company’s stock incentive plans and the Compensation Committee’s role in the consideration and approval of certain awards, the Compensation and Stock Option Committee does not believe that our compensation programs encourage excessive or inappropriate risk-taking, motivate imprudent risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company.

Board Committees. Our Board of Directors has three standing committees: an Audit Committee, a Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee. No individual director is the chairman of more than one committee.

Audit Committee. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial statements, the Company’s system of internal accounting and financial controls and the independent audit of the Company’s financial statements. Functions of the Audit Committee include:

•	the selection, evaluation and, where appropriate, replacement of our outside auditors;

•	an annual review and evaluation of the qualifications, performance and independence of our outside auditors;

•	the approval of all auditing services and permitted non-audit services provided by our outside auditors;

•	the review of the adequacy and effectiveness of our accounting and internal controls over financial reporting; and

•	the review and discussion with management and with our outside auditors of the Company’s financial statements to be filed with the SEC.

The Board of Directors has determined that each member of the Audit Committee, William D. Rueckert (Chair), Marco Taglietti and Roger Stoll qualifies as an “audit committee financial expert” as defined by SEC rules. During 2018, the Audit Committee met five times. Each member of the Audit Committee is “independent” within the meaning of the NASDAQ listing rules and otherwise meets the financial statement proficiency requirements of the NASDAQ listing rules. The Audit Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Compensation and Stock Option Committee. The Compensation and Stock Option Committee (the “Compensation Committee”) assists the Board of Directors in the discharge of the Board’s responsibilities with respect to the compensation of Delcath’s directors, executive officers, and other key employees and consultants. The Compensation Committee establishes our overall compensation philosophy and is authorized to approve the compensation payable to our executive officers, including our named executive officers, and other key employees, including all perquisites, equity incentive awards, cash bonuses, and severance packages. The Compensation Committee also administers certain of the Company’s employee benefit plans, including its equity incentive plans, and is responsible for assessing the independence of compensation consultants and legal advisors. The Compensation Committee exercises sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements. The current members of the Compensation and Stock Option Committee are Marco Taglietti (Chair) and William D. Rueckert, and Roger Stoll, each of whom is “independent” within the meaning of NASDAQ listing rules. During 2018, the Compensation and Stock Option Committee met one time. The Compensation and Stock Option Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for identifying individuals qualified to become Board members, and recommends to the Board of Directors the director nominees to be proposed by the Board of Directors for election by the stockholders (as well as any director nominees to be appointed by the Board of Directors to fill interim vacancies). The Nominating Committee also recommends the directors to be selected for membership on each Board committee.

The Nominating Committee is also responsible for developing and recommending to the Board of Directors appropriate corporate governance guidelines and policies, and for leading the Board in its annual review of the Board’s performance.

The current members of the Nominating Committee are Roger Stoll (Chairman), William D. Rueckert and Marco Taglietti, each of whom is “independent,” within the meaning of NASDAQ listing rules. During 2018, the Nominating Committee met one time. The Nominating Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

The Nominating Committee, with, when it deems it necessary, the assistance of a third-party search firm, identifies candidates for director nominees. In considering candidates for the Board of Directors, the Nominating Committee considers each candidate’s credentials as a whole, including, but not necessarily limited to, outstanding achievement in a candidate’s personal career, broad and relevant experience, integrity, sound and independent judgment, experience and knowledge of the business environment and markets in which the Company operates, business acumen, and willingness and ability to devote adequate time to Board duties. The Nominating Committee considers the diversity of its members in the context of the Board of Directors as a whole, including the personal characteristics, experience and background of directors and nominees to facilitate Board deliberations that reflect a broad range of perspectives.

Recommendations by Stockholders of Director Nominees. The Nominating Committee will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend a director candidate for consideration by the Nominating Committee, the stockholder should submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and its stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate. The stockholder’s submission must be accompanied by the written consent of the proposed nominee to being nominated by the Board and the candidate’s agreement to serve if nominated and elected. Any such submission should be directed to the Nominating Committee at Delcath’s principal office, 1633 Broadway, Suite 22C, New York, New York 10019. If a stockholder intends to nominate a person for election to the Board of Directors at an annual meeting, the stockholder must provide Delcath with written notice of his or her intention no later than the deadline for receiving a stockholder proposal for inclusion in Delcath’s proxy statement for such meeting and must otherwise comply with our amended and restated certificate of incorporation. Copies of any recommendation received in accordance with these procedures will be distributed to each member of the Nominating Committee. One or more members of the Nominating Committee may contact the proposed candidate to request additional information.

Stockholder Communications with the Board of Directors. Any stockholder wishing to communicate with the Board of Directors or with any specified director should address his or her communication to the Board of Directors or to the particular director(s) in care of the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019. All such written communication, other than items determined by our legal counsel to be inappropriate for submission to the intended recipient(s), will be submitted to the Board or to the particular director(s). Any stockholder communication not so delivered, will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Transactions with Related Persons. We have adopted a written policy for the review and approval or ratification of transactions between Delcath and Related Parties (as defined below). Under the policy, our Nominating Committee will review the material facts of proposed transactions involving Delcath in which a Related Party will have a direct or indirect material interest. The Nominating Committee will either approve or disapprove Delcath’s entry into the transaction or, if advance approval is not feasible, will consider whether to ratify the transaction. The Nominating Committee may establish guidelines for ongoing transactions with a Related Party, and will review such transactions at least annually. If the aggregate amount of the transaction is expected to be less than $200,000, such approval or ratification may be made by the Chair of the Committee. In determining whether to approve or ratify a transaction with a Related Party, the Nominating Committee (or Chair) will consider, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party and the extent of the Related Party’s interest in the transaction.

Certain transactions are deemed pre-approved under the policy, including compensation of executive officers and directors (except that employment of an immediate family member of an executive officer requires specific approval), and transactions with a company at which the Related Party’s only relationship is as a non-officer employee, director, or less than 10% owner if the aggregate amount involved does not exceed 2% of such company’s total annual revenues (or, in the case of charitable contributions by Delcath, 2% of the charity’s total annual receipts). Pre-approval is not required if the amount involved in the transaction is not expected to exceed $120,000 in any calendar year.

For purposes of the policy, a Related Party is generally anyone who since the beginning of the last full fiscal year is or was an executive officer, director or director nominee, owner of more than 5% of the common stock, or immediate family member of any of such persons.

No Related Party transactions occurred during 2018.

Compensation Committee Interlocks and Insider Participation. During 2018, Marco Taglietti, Simon Pedder and William D. Rueckert served as members of our Compensation and Stock Option Committee. None of the current members or members serving during 2018 of the Compensation and Stock Option Committee is a current or former officer or employee of Delcath at the time of their service on the Compensation and Stock Option Committee, nor did any Compensation and Stock Option Committee member engage in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K. During 2018, none of Delcath’s executive officers served on the compensation committee (or equivalent) or on the board of directors of another entity whose executive officers served on the Compensation and Stock Option Committee or our Board of Directors.”

Code of Ethics. We maintain a Code of Business Conduct and Ethics (Code) that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and including our independent directors, who are not employees of the Company, with regard to their Delcath-related activities. The Code incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. The Code also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the Code incorporates guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; insider trading; reporting Code violations; and maintaining accountability for adherence to the Code. The full text of our Code is published on our website at www.delcath.com/investors/governance. We intend to disclose future amendments to certain provisions of our Code, or waivers of such provisions granted to our principal executive officer, principal financial officer or principal accounting officer and persons performing similar functions on our website.

PROPOSAL 1:  TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Overview

The Board of Directors of Delcath Systems, Inc. (“Delcath” or the “Company”) has unanimously approved, and is seeking stockholder approval of, a Proposal to permit the Board of Directors (in the event that it is deemed by the Board to be advisable) to file a Certificate of Amendment to our amended and restated certificate of incorporation, in substantially the form set forth in Annex A to this Proxy Statement, to effect a reverse stock split of our authorized, issued and outstanding Common Stock at a ratio within a range from 1-for-50 to 1-for-1,200, on or prior to the first anniversary of stockholder approval of this proposal, in the discretion of the Board of Directors. If the stockholders approve this proposal, the Board of Directors will have the authority to decide, at any time prior to the first anniversary of stockholder approval of this proposal, whether to effect the reverse stock split and the precise ratio of reverse stock split within the range specified.  If the Board of Directors decides to effect the reverse stock split, the reverse stock split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of Delaware.  The Board of Directors has determined that the amendment is advisable and in the best interests of the Company and our stockholders and recommends that our stockholders approve the amendment.  The text of Annex A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board of Directors deems necessary or advisable to effect a reverse stock split at an authorized ratio as described above.

The Board of Directors reserves the right, even after receipt of stockholder approval of this proposal, to abandon or postpone, the reverse stock split if it determines, in its sole discretion, that the reverse stock split is not in the best interests of the Company or the stockholders.

Purpose of the Reverse Stock Split

As of August 15, 2019, we had 18,277,807 shares of Common Stock outstanding and 980.6 million shares of Common Stock reserved for issuance upon the conversion of Series E Convertible Preferred Stock, or the exercise of options and warrants we have outstanding, and 32,572 shares of Series E Convertible Preferred Stock.

The Board of Directors wishes to increase the number of unused authorized shares of Common Stock by decreasing the outstanding number of shares through the reverse stock split without a corresponding decrease in the number of authorized shares. This increase in unused authorized shares of Common Stock will provide us with greater flexibility with respect to our capital structure for various purposes as the need may arise from time to time. These purposes may include: raising capital, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses or products and providing equity incentives to employees, officers or directors. As we expect that we will seek to raise significant additional capital in future years to fund our clinical trials, we may need to issue a substantial number of shares of Common Stock in connection therewith.

Additionally, in July 2019, Delcath effected the July 2019 PIPE Financing described below.  Pursuant to the terms of the July Securities Purchase Agreement entered into in connection with the July 2019 PIPE Financing, the Company is obligated to hold a stockholders meeting no later than October 7, 2019 in order to seek approval for a reverse stock split. The Company is required to use its reasonable best efforts to obtain approval of such reverse stock split.  If the Company does not obtain such approval at the first meeting, the Company shall call a meeting every two months thereafter until the earlier of the date such approval is obtained or the Series E Convertible Preferred Stock is no longer outstanding.

The Board of Directors also believes that the increased market price of the Common Stock expected as a result of effecting a reverse stock split could improve the marketability and liquidity of the Common Stock and may encourage interest and trading in the Common Stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

The Board of Directors strongly believes that the reverse stock split is necessary to improve our ability to “uplist” our Common Stock from the OTC Marketplace to The Nasdaq Capital Market, or an equivalent national exchange, and to help attract institutional investors with minimum trading price requirements.  The plan being pursued by the Company includes an uplist to a national exchange, and securing capital to grow the business through a fully underwritten and nationally syndicated public offering. We believe increasing the trading price of our Common Stock will assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. In addition, Management believes that by listing our shares of Common Stock on a national exchange like the Nasdaq Capital Market will offer a series of benefits to both the Company and its stockholders including: that the Company’s Common Stock will be more attractive to a larger pool of investors that it will remove restrictions that currently prohibit many investors from investing in companies like ours that are traded on the OTC Marketplace that improved regulatory oversight of broker/dealer market will reduce the risk of potential trading violations, and that the enhanced financial and governance requirements enhance the Company’s profile to potential investors. If successful, the Company’s stockholders will also benefit from expanded awareness by inclusion in a number of indexes that are tracked by buy-side institutions and that will increase the likelihood of analyst coverage. Accordingly, we believe that the reverse stock split is in our stockholders’ best interests.

You should consider that, although our Board of Directors believes that a reverse stock split will in fact increase the price of our Common Stock, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of a company’s shares of Common Stock may in fact decline in value after a reverse stock split.  You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company.  However, should the overall value of our Common Stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Should we receive the required stockholder approval for the reverse stock split, the Board of Directors will have the sole authority to elect, without the need for any further action on the part of our stockholders: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares, from 50 through 1,200, in the discretion of the Board of Directors, which will be combined into one share of our Common Stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board of Directors does not effect a reverse stock split prior to the first anniversary of stockholder approval of this proposal, stockholder approval again would be required prior to effecting any future reverse stock split.

In determining which reverse stock split ratio to effect, if any, following receipt of stockholder approval, the Board of Directors may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading market for our Common Stock in the short- and long-term;
•	our ability to possibly regain a listing on the NASDAQ Capital Market;
•	which reverse stock split ratio would result in the least administrative cost to us; and
•	prevailing general market and economic conditions.

Failure to approve the amendment may have serious, adverse effects on us and our stockholders.

Without a sufficient number of authorized shares available for issuance for future equity investments, we will be unable to raise additional capital for operations and to grow our business either through establishment of strategic relationships with other companies or through acquisitions.  If we do not effect a reverse stock split, we will be likely to have insufficient cash to fund our operations and clinical trials, and our business will likely fail, and among other things, the outstanding shares of our Common Stock may become both illiquid and worthless and result in a delisting from OTC among other consequences. Furthermore, if we have insufficient cash to fund our operations and clinical trials, we may have no alternative to filing for bankruptcy protection. If we file a bankruptcy petition, our creditors will have priority over holders of shares of our Common Stock. It is likely that holders of shares of our Common Stock would receive little or no value for their shares as a result of any bankruptcy proceeding.

The text of the form of the proposed amendment to our amended and restated certificate of incorporation, which assumes the approval of this Proposal and that the Board of Directors decides to effect the reverse stock split, is attached hereto as Annex A. By approving this Proposal, stockholders will approve a series of amendments to our amended and restated certificate of incorporation pursuant to which any whole number of outstanding shares between and including a number from 50 shares to 1,200 shares, could be combined into one share of Common Stock, and authorize the Board of Directors to file only one such amendment, as determined by the Board of Directors in the manner described herein, and to abandon each amendment not selected by the Board of Directors. The Board of Directors may also elect not to undertake any reverse stock split.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

The Board of Directors has unanimously approved a resolution proposing an amendment to our amended and restated certificate of incorporation to allow for the reverse stock split and directed that it be submitted for approval at the Annual Meeting.

The Board of Directors believes that it is critical to the future viability of the Company that you vote “FOR” this Proposal. Failure to effect a reverse stock split will have a material adverse effect on the Company and its capital structure, including its ability to issue any Common Stock. We expect to need at least $20.0 million of cash to fund our operations and clinical trials through 2020. Even with the net $18.4 million we just received from our recent financing, it is unclear whether we will be able to continue as a going concern after 2019. Without the implementation of a reverse stock split or increasing the number of authorized and unissued shares of our Common Stock, we are unable to raise a significant amount of equity financing.

Pursuant to the terms of the July Securities Purchase Agreement entered into in connection with the July 2019 PIPE Financing, the Company is required to use its reasonable best efforts to obtain approval of such reverse stock split.  If the Company does not obtain such approval at the first meeting, the Company shall call a meeting every two months thereafter until the earlier of the date such approval is obtained or the Series E Convertible Preferred Stock is no longer outstanding.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price or that any increase will be maintained over any significant period of time. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances does not indicate a likelihood that our stock price will be maintained at any higher level. Our own 2016 reverse stock split enabled us to regain compliance with the NASDAQ $1.00 minimum bid price requirement for less than a year and to effectively raise additional capital for a period of similarly short duration; however, on December 27, 2016, our stock closed below $1.00 for the first time since the 2016 reverse stock split and did not close over $1.00 since that time. We effected a 1:350 reverse stock split on November 6, 2017 (the “2017 Reverse Stock Split”) and our closing price per share that day was $6.69. On November 16, 2017, our closing price per share was $0.86, and continued to decline from that point. We effected a 1:500 reverse stock split on May 2, 2018 (the “2018 Reverse Stock Split”) and our closing price that day was $1.75. Our closing price as of July 29, 2019 was $0.07.  It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain at any specified level for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

Current stockholders will likely experience dilution as a result of the reverse stock split.  There is a trend for our stock price to decrease after a reverse stock split. This is likely as a result of the availability of more shares issued as a result of our anticipated future financing needs. As the number of shares available in the market increases, the price tends to decrease. We are unable to predict if, when and to what magnitude dilution will occur; however, there is a substantial likelihood that significant dilution will occur based on historical data.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

Recent Prior Reverse Stock Splits and Other Transactions

On July 19, 2016, at our 2016 annual meeting of stockholders, our stockholders approved a reverse stock split at one of six ratios of 1-for-10, 1-for-12, 1-for-14, 1-for-16, 1-for-18 or 1-for-20, in the discretion of our Board of Directors. On the same date, the Board of Directors determined to effect a reverse stock split of the Company’s Common Stock at a 1-for-16 ratio (the “2016 Reverse Stock Split”). The 2016 Reverse Stock Split became effective as of 9:00 a.m. on July 21, 2016. At the same meeting, our stockholders approved an amendment to our Certificate of Incorporation to increase the number of our authorized shares of Common Stock to 500,000,000.

The Company effected the 2016 Reverse Stock Split for Nasdaq share price maintenance requirements and also some of the same reasons for which the Board of Directors is recommending the currently proposed reverse stock split. The trading price of the Common Stock was below the $1.00 minimum bid price required under the NASDAQ Marketplace Rules for 30 consecutive business days. On July 22, 2016, the first trading day after the effectiveness of the 2016 Reverse Stock Split, the closing price of the Common Stock on the NASDAQ Capital Market was $3.60 per share.

On September 29, 2016, the closing price of the Common Stock on the NASDAQ Capital Market was $3.45 per share. On September 30, 2016, the Company announced the pricing of a public offering of 425,000 shares of Common Stock and 148,750 warrants to purchase shares of Common Stock at an exercise price of $3.00 per share, with such shares of Common Stock and warrants sold at a combined price of $3.00 per share and accompanying warrant. The trading price of the Common Stock has remained below $3.00 per share thereafter. However, the warrants have certain anti-dilution provisions resulting in the reduction of the exercise price thereof. As of February 9, 2018, the warrants had an exercise price of $0.02 and there were 225 warrants outstanding.

As a result of conversions of the Company’s July 2016 senior secured convertible notes, we issued 496,631,935 shares of our Common Stock between January 1, 2017 and November 5, 2017 on a pre-2017 Reverse Stock Split basis, and the closing price of the Common Stock was less than $0.80 per share on each trading day since January 6, 2017 until the 1:350 reverse split was effected on November 6, 2017. On November 6, 2017, the first day on which our Common Stock traded, post 2017 Reverse Stock Split, our closing price per share was $6.69, and on November 16, 2017, our closing price per share was $0.86, and continued to decline from that point. Between November 6, 2017 and December 28, 2017, the date on which we consummated the full conversion of those notes into stock or rights to issues shares of Common Stock, we issued 221,156,807 additional shares of our Common Stock (post 2017 Reverse Stock Split numbers) as a result of those full satisfactions of the notes.

Following the full conversion of the notes, we completed the sale of 212.0 million shares of its common stock, 38.0 million pre-funded warrants and the issuance of warrants to purchase 500.0 million common shares (the “February 2018 Warrants”), on a pre-2018 Reverse Stock Split basis, We effected a 1:500 reverse stock split on May 2, 2018 (the “2018 Reverse Stock Split”) and our closing price that day was $1.75. Our closing price as of July 29, 2019 was $0.07.

Accordingly, the 2016 Reverse Stock Split, 2017 Reverse Stock Split, and 2018 Reverse Stock Split are the most significant contributing factors to the Company’s ability to consummate the dilutive issuances described above.

In addition, the 2016 Reverse Stock Split, 2017 Reverse Stock Split and 2018 Reverse Stock Split did not, and the proposed reverse stock split, if approved by our stockholders, will not, affect our total number of authorized shares of Common Stock. As of August 15, 2019, we had 18,277,807 shares of Common Stock outstanding and 980.6 million shares of Common Stock reserved for issuance upon the conversion of Series E Convertible Preferred Stock, or the exercise of options and warrants we have outstanding, and 32,572 shares of Series E Convertible Preferred Stock.

Although we do not have any specific capital raising transaction planned, we expect to continue to explore opportunities to raise capital to fund our operations. The Board of Directors believes that the consummation of the proposed reverse stock split is essential to our ability to raise sufficient capital to satisfy our liquidity requirements. Nevertheless, such capital raising transactions could include the issuance of shares of Common Stock and/or securities convertible, exchangeable or exercisable for shares of Common Stock at a discount to prevailing market prices. Such transactions are likely to result in substantial further dilution to current holders of shares of Common Stock and erosion of our stock price.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, if effected, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

The following table contains approximate information relating to the Common Stock under the low end, high end and midpoint of the proposed range of reverse stock split ratios, without giving effect to any adjustments for fractional shares of Common Stock, as of August 19, 2019:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Unissued
Pre-Reverse Stock Split	1,000,000,000	18,277,807	981,722,193
Post-Reverse Stock Split 1:50	1,000,000,000	365,556	999,634,444
Post-Reverse Stock Split 1:575	1,000,000,000	31,787	999,968,213
Post-Reverse Stock Split 1:1,200	1,000,000,000	15,232	999,984,768

We maintain a 2018 Stock Incentive Plan (the “Plan”) pursuant to which we have granted stock options that are presently outstanding, and additional equity incentive compensation awards may be granted in the future under the Plan. Pursuant to the terms of the Plan, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the reverse stock split.

June 2019 Bridge Financing

As part of its continuing efforts to simplify our capital structure, on June 6, 2019, Delcath entered into an agreement (the “Warrant Repurchase Agreement”) with Rosalind Opportunities Fund I LP and Rosalind Master Fund LP (together, the “Warrant Sellers”), pursuant to which the Warrant Sellers agreed to transfer and surrender to Delcath for cancellation certain warrants (the “Warrants”) to purchase shares of Common Stock of Delcath held by the Warrant Sellers, including Warrants which Delcath did not have the right to repurchase. Under the terms of the Warrant Repurchase Agreement, the Warrant Sellers agreed to defer payment by Delcath of the repurchase price for the Warrants and, accordingly, at the closing on July 15, 2019, Delcath issued to the Warrant Sellers 8% Senior Secured Promissory Notes (“Notes”) in an aggregate principal amount of $2 million (the “Subscription Amount”) in full payment and satisfaction of the purchase price for the Warrants. The Warrants repurchased consisted of (i) Warrants to purchase 53,374,624 shares of Common Stock of Delcath at a purchase price of $0.01 per share, issued by Delcath on June 4, July 20 and August 29, 2018, (ii) Warrants to purchase 1,901,993 shares of Common Stock of Delcath at a purchase price of $4.00 per share, issued by Delcath on June 4 and July 20, 2018 and (iii) Warrants to purchase 2,021,410 shares of Common Stock of Delcath at a purchase price of $1.75 per share, issued by Delcath on August 29, 2018.

The Notes, due June 6, 2021, are secured by substantially all of Delcath’s assets.  As set forth below, the Notes were subsequently amended to make them convertible into shares of Series E Convertible Preferred Stock and Warrants at the price of $1,500 per unit

July 2019 PIPE Financing

On July 11, 2019, Delcath and certain accredited investors entered into a securities purchase agreement (the “July Securities Purchase Agreement”) pursuant to which Delcath sold to investors an aggregate of 20,000 shares of Series E convertible preferred stock, par value $0.01 per share (the “Series E Convertible Preferred Stock”), having the rights and privileges described in the Company’s certificate of designations for such Series E Convertible Preferred Stock, at a price of $1,000 per share (the “July 2019 PIPE Financing”).  Pursuant to the July Securities Purchase Agreement, the Company also issued to each Investor a warrant (a “Warrant”) to purchase a number of shares of common stock of the Company, equal to the number of shares of common stock issuable upon conversion of the Series E Convertible Preferred Stock purchased by the investor at an exercise price of $0.06, subject to adjustment in accordance with the terms of the Warrants, and exercisable at any time from the date that Delcath effects a reverse stock split until the fifth anniversary of the date of the reverse stock split.

Each share of the Series E Convertible Preferred Stock has a stated value equal to $1,000 (the “Stated Value”) and is convertible at any time at the option of the holder into the number of shares of the Company’s Common Stock determined by dividing the stated value by the conversion price of $0.06, subject to certain limitations and adjustments (the “Conversion Price”).  Except for certain adjustments, the holders of Series E Convertible Preferred Stock will be entitled to receive dividends on shares of Series E Convertible Preferred Stock equal (on an as if converted basis) to and in the same form as dividends paid on shares of the Common Stock. Any such dividends that are not paid to the holders of the Series E Convertible Preferred Stock will increase the Stated Value.  No other dividends will be paid on shares of Series E Convertible Preferred Stock.  Holders of shares of Series E Convertible Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted basis subject to the Beneficial Ownership Limitation contained in the certificate of designations.

The Beneficial Ownership Limitation (with respect to conversion of Series E Convertible Preferred Stock). The certificate of designations provides that the Company shall not effect any conversion of the Series E Convertible Preferred Stock, and a holder of such shares shall not have the right to convert any portion of the Series E Convertible Preferred Stock, to the extent that, after giving effect to the conversion, the holder (together with its affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series E Convertible Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Series E Convertible Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the certificate of designations (including, without limitation, the Series E-1 Convertible Preferred Stock and related warrants discussed below), beneficially owned by such holder or any of its affiliates or Attribution Parties.   Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the Beneficial Ownership Limitation applies, the determination of whether the Series E Convertible Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series E Convertible Preferred Stock are convertible shall be in the sole discretion of such holder, and the submission of a notice of conversion to the Company shall be deemed to be such holder’s determination of whether the shares of Series E Convertible Preferred Stock may be converted (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and how many shares of the Series E Convertible Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series E Convertible Preferred Stock to such holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series E Convertible Preferred Stock held by the applicable holder.  A holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation applicable to its Series E Convertible Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series E Convertible Preferred Stock held by the holder.  Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such holder and no other holder.

The Beneficial Ownership Limitation (with respect to the exercise of Warrants).The exercise of the Warrants is also subject to a Beneficial Ownership Limitation and, accordingly, the Company shall not effect any exercise of a Warrant, and a holder of a Warrant shall not have the right to exercise any portion of a Warrant to the extent that after giving effect to such issuance after exercise as set forth on the applicable notice of exercise, the holder (together with the holder’s affiliates and Attribution Parties would beneficially own in excess of the Beneficial Ownership Limitation.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of the Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of the Warrant beneficially owned by the holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the Beneficial Ownership Limitation beneficially owned by the holder or any of its affiliates or Attribution Parties.  Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  The determination of whether a Warrant is exercisable (in relation to other securities owned by the holder of the Warrant together with any affiliates and Attribution Parties) and of which portion of the Warrant is exercisable shall be in the sole discretion of the holder, and the submission of a notice of exercise shall be deemed to be the holder’s determination of whether the Warrant is exercisable (in relation to other securities owned by the holder together with any affiliates and Attribution Parties) and of which portion of the Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation.   The “Beneficial Ownership Limitation” shall be 4.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Common Stock upon exercise of a Warrant to such holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Warrant.  The holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Warrant held by the holder.  Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.

The shares of Series E Convertible Preferred Stock are currently convertible into an aggregate of 74,347,693 shares of Common Stock. The affirmative vote of the holders of a majority of the then outstanding shares of the Series E Convertible Preferred Stock is required to increase the number of authorized shares of Series E Convertible Preferred Stock or to alter or change adversely the powers, preferences or rights given to the Series E Convertible Preferred Stock, or to amend the Company’s organizational documents in any manner that adversely affects the rights of the holders of the Series E Convertible Preferred Stock.  Upon any liquidation of the Company, the holders of the Series E Convertible Preferred Stock will be entitled to receive out of the assets of the Company an amount equal to the Stated Value plus any accrued and unpaid dividends thereon for each share of Series E Convertible Preferred Stock before any distribution or payment will be made to the holders of the Common Stock.

In connection with the July 2019 PIPE Financing, the Company and the investors in the Series E Convertible Preferred Stock entered into a Registration Rights Agreement dated July 11, 2019 providing for the registration for resale of the Common Stock underlying the Series E Convertible Preferred Stock and Warrants, pursuant to a shelf registration statement to be filed with the ESC on or prior to August 21, 2019.

The Conversion Price and the exercise price relating to the 2019 Warrants may, upon each of (i) the third trading day following the date that the Company effects a reverse stock split, (ii) the date that the initial registration statement to be filed pursuant to the Registration Rights Agreement is declared effective by the Securities and Exchange Commission (the “SEC”), and (iii) in the event that all of the registrable securities (as defined in the registration rights agreement) are not then registered on an effective registration statement, the date that all of the shares underlying the Series E Convertible Preferred Stock and 2019 Warrants may be sold pursuant to Rule 144, be reduced, and only reduced, to equal the lesser of (x) the then effective Conversion Price or exercise price, as applicable, and (y) 90% of the average of the five daily volume weighted average prices of the Common Stock immediately prior to such dates. In the event of a reduction in the exercise price, the aggregate number of Warrant Shares shall be increased such that the aggregate exercise price of the Warrants on the day immediately following such reduction in the Exercise Price is equal to the aggregate Exercise Price immediately prior to such adjustment.  In addition, from the date of issuance of the Series E Convertible Preferred Stock and 2019 Warrants until such time that the Company’s Common Stock is listed or quoted on a national exchange, the Conversion Price and the Exercise Price are subject to price-based anti-dilution protections.

Pursuant to certain Waiver Agreements, certain other holders of Common Stock (the “MFN Common Stockholders”) were issued 923 shares of Series E Convertible Preferred Stock, in the aggregate, and Warrants to purchase up to 15,382,992 shares of Common Stock, in the aggregate, in exchange for the MFN Common Stockholders’ waiver of certain most favored nations rights granted to them pursuant to exchange agreements between the Company and the MFN Common Stockholders, which exchange agreements were previously reported by the Company.

Following the closing of the July 2019 PIPE Financing, the Company entered into agreements with the holders of (i) its  8% Senior Secured Promissory Notes in an aggregate amount (principal plus accrued interest) of approximately $10.8 million (the “Bridge Notes”), and (ii) its 8% Senior Secured Promissory Notes in an aggregate principal amount of $2 million (“Surviving Notes”). Pursuant to such agreements, the Bridge Notes were converted into shares of Series E Preferred Stock and Warrants at the same $1,000 price per Unit as applied to the July 2019 PIPE Financing.  The Surviving Notes became convertible into shares of Series E Preferred Stock and Warrants at the price of $1,500 per Unit.

On August 15, 2019, Delcath and investors representing at least 50.1% in interest of the securities issued in the July 2019 PIPE Financing entered into an amendment (the “Amendment”) of the July Securities Purchase Agreement to amend the definition of “Exempt Issuance” contained therein in order to enable the Company to have the ability to issue up to (i) $12 million of Series E-1 Preferred Stock and Warrants in a private placement on or prior to August 19, 2019 and (ii) $960,000 of Series E-1 Preferred Stock and Warrants to the placement agent for such private placement in lieu of the cash fees otherwise payable to the placement agent under a placement agent agreement between the Company and such placement agent.

August 2019 PIPE Financing

On August 15, 2019, Delcath and certain accredited investors entered into a securities purchase agreement (the “August Securities Purchase Agreement”) pursuant to which Delcath expects to sell and issue to such investors an aggregate of 9,510 shares of Series E-1 Convertible Preferred Stock, par value $0.01 per share (the “Series E-1 Convertible Preferred Stock”) and to issue to each investor a warrant to purchase a number of shares of Common Stock of the Company, par value $0.01 per share, equal to the number of shares of Common Stock issuable upon conversion of the Series E-1 Convertible Preferred Stock.   The Series E-1 Convertible Preferred Stock and the related warrants to be issued pursuant to the August Securities Purchase Agreement shall be subject to the same terms and conditions and prices as the Series E Convertible Preferred Stock as described above.  Closing of the private placement of the Series E-1 Convertible Preferred Stock is expected to occur on or before August 19, 2019 subject to the satisfaction or waiver of various closing conditions.

Effective Date; Effect

The proposed reverse stock split, if effected, would become effective on the date of filing of a certificate of amendment to our amended and restated certificate of incorporation with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this proposal.

If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

After the effective date of the reverse stock split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act. Our Common Stock would continue to be reported on the OTC under the symbol “DCTH,” although the OTC will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to effect the reverse stock split, stockholders of record holding some or all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the reverse stock split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to effect the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the reverse stock split. Our transfer agent will act as “exchange agent” for the purpose of effecting the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse stock split share certificates, including those representing whole shares to be issued in lieu of fractional shares, will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

In the event that the reverse stock split is effected, the par value per share of Common Stock would remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. In such event, we would reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to the proposed amendment to our amended and restated certificate of incorporation to allow for the reverse stock split and we will not independently provide the stockholders with any such right if the reverse stock split is effected.

Certain Material U.S. Federal Income Tax Consequence of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to our stockholders who are United States holders, as defined below. This summary is general in nature and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any U.S. federal non-income, state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, real estate mortgage investment conduits, foreign entities, nonresident alien individuals, broker-dealers, stockholders whose functional currency is not the U.S. dollar, partnerships (or other entities classified as partnership for U.S. federal income tax purposes, S corporations or other flow-through entities for U.S. federal income tax purposes, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging constructive sale or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and of which one or more “U.S. persons” (as defined in the Code) has the authority to control all substantial decisions, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as of the date hereof, all of which are subject to change, potentially with retroactive effect which could adversely affect the accuracy of the statements and conclusions set forth herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split, and there can be no assurance that the Internal Revenue Service would not take a position contrary to that discussed herein, nor that such contrary position would not be sustained.

Other than in respect of a fractional share that is rounded up to a full share, no gain or loss should be recognized by a United States holder upon such stockholder’s exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The United States holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. Although the matter is not clear, it is possible that United States holders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share will recognize gain, which may be characterized as either a capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share).

No gain or loss will be recognized by us as a result of the reverse stock split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation of the Board of Directors

Approval of this Proposal requires the affirmative vote of the holders of a majority of our issued and outstanding shares.

Abstentions and Broker non-votes will be counted for the purposes of determining the presence or absence of a quorum. Abstentions and Broker non-votes will have the effect of a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL.

This proposal will be effective upon its approval by our stockholders at the Annual Meeting and is not conditioned upon the approval by our stockholders of any other proposal.

PROPOSAL 2: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. Directors in each class serve three-year terms. At each annual meeting, the term of one class expires. Given that we did not have an annual meeting last year, the directors of all classes will be up for re-election at this Annual Meeting.  Specifically, William D. Rueckert and Dr. Marco Taglietti have been nominated for election to the Board as Class I directors, John Sylvester has been nominated for election to the Board as a Class II director and Roger G. Stoll and Jennifer K. Simpson have been nominated for election to the Board as Class III directors by our Board of Directors upon the recommendation of the Nominating Committee. The nominees have consented to being named as a nominee and to serve if elected. Should the nominees become unable to serve as a director (which the Board does not expect), the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

VOTE REQUIRED

Assuming a quorum is present, the nominees receiving the highest number of affirmative votes of shares present in person or represented by proxy and entitled to vote on such matter shall be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL CLASS I DIRECTORS, CLASS II DIRECTORS AND CLASS III DIRECTORS.

This proposal will be effective upon its approval by our stockholders at the Annual Meeting and is not conditioned upon the approval by our stockholders of any other proposal.

Information About Director Nominees. The following table sets forth certain information about our directors standing for election.

Name	Age	Position with Delcath	Director Since
Class I Directors - Terms expiring at the 2022 Annual Meeting
William D. Rueckert	66	Director	2014
Marco Taglietti, M.D.	59	Director	2014
Class II Directors - Term expiring at the 2020 Annual Meeting
John Sylvester	55	Director	2019
Class III Directors - Terms expiring at the 2021 Annual Meeting
Roger G. Stoll, Ph.D.	76	Chairman	2008
Jennifer K. Simpson, Ph.D.	50	Director	2015

Class I Directors – Term Expiring at the 2022 Annual Meeting

William D. Rueckert was appointed as a director in December 2014. Mr. Rueckert has served on many public and private corporate boards in both the life science and banking industries. He is currently President of Oyster Management Group, LLC, an investment partnership specializing in community banking. From 2007 until 2012 he served on the board of Novogen Ltd. (ASX, NASDAQ) a biotechnology company based in Sydney, Australia. He acted as Chairman from 2010 until 2012, and as acting CEO led the restructuring of the company, spinning off its major subsidiary, Marshall Edwards, Inc. (now MEI Pharma, Inc. NASDAQ.) He is currently a director of MEI Pharma, Inc. (NASDAQ), a San Diego based company that is developing novel oncology therapies. Until its sale to H. Lundbeck A/S, he was a director of Chelsea Therapeutics International, Ltd. (NASDAQ) whose drug candidate, Northera, was approved by the FDA in 2014. He has also served on the boards of several banks including Westport Bank and Trust, Lafayette American Bank and Hudson United Bank (all NASDAQ.) He currently serves on the board of Fairfield County Bank, a mutually owned, community bank based in Ridgefield, Connecticut, and Bleachers, Inc., a privately held company that streams live and archived sports and entertainment events from independent schools. Among his civic associations, Mr. Rueckert is a Director and President of the Cleveland H. Dodge Foundation, Co-Chairman of the Board of Trustees of Teachers College, Columbia University, a Director of the Y Retirement Fund, a Trustee of International House, an Emeritus Director of the YMCA of Greater New York, a Trustee of the American University of Beirut and a Director of Wave Hill, Inc. He earned a BA in Spanish in 1977 from the University of New Hampshire. The Nominating Committee considered Mr. Rueckert’s experience and qualifications, in addition to his relevant executive management and operational pharmaceutical experience, as well as the overall composition of the Board, in making the determination that Mr. Rueckert should serve as director of Delcath.

Dr. Marco Taglietti, M.D. was appointed as a director in December 2014. Dr. Taglietti serves as CEO and on the Board of Directors of NASDAQ-listed SCYNEXIS, Inc., a pharmaceutical company committed to the discovery, development and commercialization of novel anti-infectives. Prior to its acquisition in February 2014, Dr. Taglietti served as Executive Vice President, Research and Development, and Chief Medical Officer of Forest Laboratories. He also served as President of the Forest Research Institute. Prior to joining Forest

Labs in 2007, Dr. Taglietti held the position of Senior Vice President, Head of Global Research and Development, at Stiefel Laboratories, Inc. for three years. He joined Stiefel after 12 years at Schering-Plough Corporation where he last held the position of Vice President, Worldwide Clinical Research for Anti-Infectives, Oncology, CNS, Endocrinology and Dermatology. Dr. Taglietti began his career at Marion Merrell Dow Research Institute. He received his medical degree and board certifications from the University of Pavia in Italy. The Nominating Committee considered Dr. Taglietti’s experience and qualifications, in addition to his relevant executive management and operational pharmaceutical experience, as well as the overall composition of the Board, in making the determination that Dr. Taglietti should serve as director of Delcath.

Class II Director- Term Expiring at the 2020 Annual Meeting

John R Sylvester was appointed as a director of the Company in July 2019. He is currently serving as Chief Commercial Officer of BTG plc, which he joined in 2011 and has had roles leading both their Interventional Oncology and Interventional Vascular businesses as well as a period as Chief Development Officer accountable for Strategy, M&A and Market access. This culminated in an exit to Boston Scientific for $4.2 billion.  Prior to BTG, John was Managing Director of Biocompatibles plc, building their Interventional Oncology business which led to a successful exit to BTG for £166.0 million.  John joined Biocompatibles following a period as the Vice President of Marketing for Baxter Healthcare’s $750.0 million European Medication Delivery business based in Brussels then Zurich accountable for six strategic business units incorporating drugs, devices and drug device combinations.  Before this, John held a number of senior commercial roles in the industrial sector. Immediately prior to Baxter Healthcare, John was the General Manager of a Minerals company with $4.0 billion of assets on three continents, $500.0 million of sales and 1,500 employees.  John graduated with joint honours in Biochemistry and Applied Molecular Biology from the University of Manchester Institute of Science and Technology (U.M.I.S.T.)

Class III Directors   - Terms Expiring at the 2021 Annual Meeting

Roger G. Stoll, PhD. was appointed as a director of in December 2008.  Executive Chairman in September, 2014 and has served as Chairman of the Board since October 1, 2015.  From 2002 to 2010 he served as Chairman and Chief Executive Officer of Cortex Pharmaceuticals, Inc.  In August of 2010 he was appointed Executive Chairman of the board Cortex and retired in 2012.  From 2001 to 2002 he was a consultant to several east coast venture capital firms and startup ventures.  From 1998 to 2001, he was Executive Vice President of Fresenius Medical Care-North America, in charge of the dialysis products division and the diagnostic business units, which included hemodialysis machines, dialysis filters, dialysate solutions, and attendant devices used in the dialysis procedure.  From 1991 - 1998, Dr. Stoll was Chief Executive of Ohmeda, a global leader in anesthetic agents, critical care drugs and related operating room devices with sales of $1 billion annually. From 1994 until the sale of Ohmeda in 1998, he was also a member of the board of directors of The BOC Group,plc in London.   From 1986 - 1991, Dr. Stoll held several positions of increasing responsibility at Bayer, AG including, Chief Administrative Office, President of Consumer Healthcare business unit, and Executive Vice-President and General Manager for its worldwide Diagnostic Business Group w which included the acquisition of The Tecnicon Company and globally integrating the Bayer and Techincon business units.  This resulted in a global diagnostic business in excess of $1billion in sales annually.  Prior to that he worked for American Hospital Supply Corporation, where he rose from Director of Clinical Pharmacology to President of the American Critical Care drug division of AHSC.  He began his pharmaceutical career at the Upjohn Company working in drug metabolism and pharmacokinetic studies in a clinical development unit in 1972.  Dr. Stoll obtained his BS in Pharmacy degree at Ferris State University, his PhD in Biopharmaceutics and drug metabolism at the University of Connecticut and was a post-doctoral fellow for two years at the University of Michigan.  He served on the board of Agensys, Inc from 2003 until its sale to Astellas in late 2007. Also on the board of Questcor Pharmaceuticals, and Chelsea Therapeutics until it was acquired in 2008 by Lundbeck A/S.  From 1991 to 2002 he also served on the board of directors of St.Jude Medical.  He also served on the boards of HIMA and PMA (now PhRMA).  Dr. Stoll also serves on the University of Connecticut School of Pharmacy Advisory Board.  The nominations committee considered Dr. Stoll's experience and qualifications in both pharmaceuticals and medical devices and equipment in addition to his relevant executive management experience. as well as, the overall composition of the Board, in making the determination that Dr. Stoll should serve as a director of Delcath.

Jennifer K. Simpson was appointed as a director in October 2015. Dr. Simpson joined Delcath as Executive Vice President, Global Marketing in March 2012 and was promoted to Executive Vice President, Global Head of Business Operations in April 2013 and Interim Co-President and Co-Chief Executive Officer, Executive Vice President, Global Head of Business Operations in September 2013. In September 2014, Dr. Simpson was named Interim President and Chief Executive Officer and named President and Chief Executive Officer in October 2015. From May 2011 to March 2012, Dr. Simpson served as the Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From June 2009 to May 2011, Dr. Simpson served as the Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. From 2006 to 2008, Dr. Simpson served as Product Director, Oncology Therapeutics Marketing at Ortho Biotech (now Janssen Biotech), a Pennsylvania-based biotech company that focuses on innovative solutions in immunology, oncology and nephrology. Earlier in her career, Dr. Simpson spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson earned a Ph.D. in Epidemiology from the University of Pittsburgh, an M.S. in Nursing from the University of Rochester, and a B.S. in Nursing from the State University of New York at Buffalo.

Director Compensation—2018 – The Compensation and Stock Option Committee reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs, and committee members.

In lieu of per-meeting fees, non-employee directors of the Company are paid an annual retainer of $43,000 and certain additional annual retainers for chairing or serving as a member of the committees of the Board as follows:

Name	Annual Retainer
Board Service	$43,000
Chair of Audit Committee	$20,000
Member of Audit Committee	$8,000
Chair of Compensation and Stock Option Committee	$12,000
Member of Compensation and Stock Option Committee	$5,000
Chair of Nominating and Corporate Governance Committee	$8,000
Member of Nominating and Corporate Governance Committee	$4,000

Dr. Stoll receives an annual retainer fee as Director and Chairman of the Board of $68,000. Additionally, we reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board of Directors or any committees of the Board. Due to the low number of shares remaining available for issuance under the Delcath 2009 Stock Incentive Plan, the Board of Directors did not grant any equity awards to non-employee directors during 2018 which in no way should create any negative inference concerning the Compensation and Stock Option Committee’s evaluation of their performance.

The following table sets forth the compensation awarded to, earned by or paid to each non-employee director who served on our Board of Directors in 2018.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Simon Pedder, Ph.D. (1)	$56,000	$—	$—	$—	$56,000
William D. Rueckert	72,000	—	—	—	72,000
Roger G. Stoll, Ph.D.	84,000	—	—	—	84,000
Marco Taglietti, M.D.	59,000	—	—	—	59,000

(1)Dr. Pedder resigned as a director in April 2019.
(2)No non-employee director was paid his 2018 fees. All amounts have been accrued and certain amounts were invested by directors in the July 2019 PIPE Financing.

Information About Our Executive Officers.

The following table provides information concerning the current executive officers of Delcath:

Information concerning Jennifer K. Simpson, one of our Directors and our President and Chief Executive Officer, is provided under “Information About Directors.”

Name	Age	Office Currently Held
Jennifer K. Simpson	50	President and Chief Executive Officer
Barbra C. Keck	41	Chief Financial Officer and Secretary
John Purpura	57	Executive Vice President, Global Head of Operations

Barbra C. Keck joined Delcath as Controller in January 2009, was promoted to Vice President in October 2009, to Senior Vice President in March 2015 and to Chief Financial Officer in February 2017. Prior to joining Delcath, she was an audit assistant with Deloitte & Touche, LLP from August 2008 to December 2008. From June 2006 to August 2008, Ms. Keck was the Assistant to the Vice President and Dean of Baruch College, Zicklin School of Business, and from September 2005 to May 2006 she was the Donor Relations and Communications Manager for Young Audiences New York. From 2002 to 2005, Ms. Keck was the Manager, UD Arts Series at the University of Dayton, where she also served as the Manager, Arts and Cultural Events from 1999 to 2002. Between those positions, from 2002 to 2003, she was the Director of Teacher Programs at the Muse Machine. Ms. Keck served as the General Manager of Dayton Bach Society and the Manager of UD Arts Series from 1999 to 2002. She earned her M.B.A. in Accountancy from Baruch College and Bachelor of Music in Music Education from the University of Dayton.

John Purpura joined Delcath as Executive Vice President, Regulatory Affairs and Quality Assurance in November 2009 and was promoted to Executive Vice President, Global Head of Operations on July 19, 2016. Prior to joining Delcath, he was with Bracco Diagnostics (formerly E-Z-EM,Inc.) as Vice President and then Executive Director of International Regulatory Affairs from 2007 to 2008 and Head of Regulatory Affairs for North America and Latin America from 2008 to 2009. Prior to E-Z-EM, Inc., Mr. Purpura had an 11-year career with Sanofi-Aventis, ultimately serving as Associate Vice President for Regulatory CMC from 2005 to 2007. From 1985 to 1995, he had various quality and regulatory management roles with Bolar Pharmaceuticals, Luitpold Pharmaceuticals and Eon Labs Manufacturing. He earned his M.S. in Management & Policy and B.S. degrees in Chemistry and Biology at the State University of New York at Stony Brook.

Executive Compensation—2018.

Our Compensation Committee is responsible for formulating and establishing our overall compensation philosophy with respect to our executive officers. The Company believes that a strong executive management team comprised of talented individuals in key positions at the Company is critical to the development and growth of our business and to increasing stockholder value. Accordingly, a key objective of executive compensation is to attract and retain talented and experienced individuals, while motivating them to perform and make decisions consistent with the Company’s business objectives, goals and culture. We emphasize pay-for-performance by linking executive compensation to Company performance. For each executive, the amount of pay that is actually realized is primarily driven by the Company’s performance and each executive’s contribution to that performance.

Our Compensation Committee considers the input it receives from our stockholders when designing and evaluating our executive compensation practices. Compensation Components. The three primary components of executive compensation are base salary, annual incentive cash awards and long-term equity incentive awards:

•

Base Salary. We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. Base salaries are used to compensate our executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their total compensation. Base salaries are set in part based on the executive’s unique skills, experience and expected contribution to the Company, as well as individual performance, including the impact of such performance on our business results, and the period of the executive’s performance. Decisions regarding base salary increases take into account the executive’s current base salary, third-party benchmark and survey data, and the salary compensation paid to executive officers within and outside the Company, as well as the Company’s overall performance, its ability to afford such increases, its success in achieving its operational and strategic goals and objectives, and the executive officer’s contribution to Company performance.

•

Annual Incentive Cash Awards. Annual incentive compensation is intended to establish a direct correlation between annual cash awards and the performance of the Company. The Company’s Annual Incentive Plan (“AIP”) is an annual incentive cash bonus plan designed to align the interests of participants with the interests of the Company and its stockholders. The AIP is designed to strengthen the link between a participant’s pay and his or her overall performance and the Company’s performance, focus participants on critical individual and corporate objectives, offer a competitive cash incentive, and encourage and reward performance and competencies critical to the Company’s success.

•

Long-Term Incentive Compensation. In addition to using base salaries and annual incentive cash bonuses, which our Compensation Committee views as short-term compensation, a portion of our executive compensation is in the form of long-term equity compensation. Our Long-Term Incentive Plan (“LTIP”) is an annual equity-based incentive plan designed to align participants’ interests with those of the Company and its stockholders by rewarding participants for their contributions to the long-term success of the Company. The LTIP is designed to incentivize Company leaders to focus on the long-term performance of the Company, offer participants competitive, market-based long-term incentive award opportunities, and strengthen the link between a participant’s compensation and his or her overall performance and the Company’s overall long-term performance. We believe the LTIP assists us in achieving an appropriate balance between short- and long-term executive compensation.

Base Salary. The following table summarizes the amount of base salary and year-over-year increase for each of our named executive officers for 2017 and 2018:

Executive	Hire Date	2016 Base Salary	Percent Increase in 2017	2017 Base Salary	Percent Increase in 2018	2018 Base Salary
Jennifer K. Simpson, Ph.D.	3/23/2012	$439,810	3.0%	$453,004	3.0%	$466,594
Barbra C. Keck, M.B.A.	1/5/2009	$247,200	21.4%	$300,000	8.0%	$324,000
John Purpura, M.S.	11/16/2009	$307,000	3.0%	$316,210	5.9%	$335,000

Annual Incentive Plan. Under the AIP, annual incentive target award opportunities are expressed as a percentage of a participant’s actual base salary for the performance year, beginning January 1. The following table sets forth, for each executive, the applicable target bonus percentage of base salary to which each executive could have been entitled. Given the Company’s current position, no annual bonus was awarded or paid to any named executive officer for 2018.

Executive	Target Bonus Expressed as % of Base Salary	Dollars ($)	Actual Payout as % of Base Salary	Dollars ($)
Jennifer K. Simpson, Ph.D.	50.0%	$233,297	0.0%	$—
Barbra C. Keck, M.B.A.	45.0%	$145,800	0.0%	$—
John Purpura, M.S.	45.0%	$150,750	0.0%	$—

For 2018, AIP goals were based entirely on Company performance to focus all the executives on the same critical challenges facing the Company. Company performance in 2018 has been measured based upon achievement of objectives in the following areas: (1) Clinical Trials; (2) Capital; and (3) Sales. While certain performance goals were met in 2018, the Board determined that no annual bonus should be granted to our named executive officers due to the Company’s current position and challenges.

Long Term Incentive Plan. Grants under the LTIP are typically comprised of a mix of restricted stock and stock option awards granted in the first quarter of each year with the number of shares subject to the awards designed to deliver a competitive value targeted at the mid-market of the executive compensation comparison group. These guidelines are reviewed periodically based on prevailing compensation comparison group levels, however, and the Compensation Committee then uses these guidelines to determine long-term equity incentive awards for our named executive officers based upon a holistic assessment of Company and individual performance for the prior year and its view of the appropriate incentives to best help achieve the Company’s business objectives. Our ability to provide awards at the mid-market level has been difficult to do in the past few years due to share availability. Such awards in the past few years have typically been at or below the market 25th percentile.

There were no long-term equity awards to our named executive officers in 2018. Due to the lack of available shares for issuance under the Company’s 2009 Stock Incentive Plan, the Board of Directors did not grant any long-term equity awards to our named executive officers in 2018 which in no way should create any negative inference concerning the Compensation Committee’s evaluation of their performance.

Summary Compensation Table.

The following table sets forth the total compensation awarded to, earned by: (i) each person who served as a principal executive officer during 2018, and (ii) our two other most highly-compensated executive officers who were serving as executive officers on December 31, 2018. We refer to these individuals as our “named executive officers.”

Name and Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jennifer K. Simpson, Ph.D.	2018	$466,594	$75,000	$—	$—	$—	$—	$541,594
President and Chief Executive Officer	2017	453,004	147,226	7,476	—	—	—	607,706
Barbra C. Keck, M.B.A.	2018	324,000	50,000	—	—	—	—	374,000
Chief Financial Officer and Secretary	2017	293,400	68,250	4,788	—	—	—	366,438
John Purpura, M.S.	2018	335,000	50,000	—	—	—	—	385,000
Executive Vice President, Global Head of Operations	2017	316,210	92,491	7,140	—	—	—	415,841

(1)	For 2018, Dr. Simpson was paid $177,102, Ms. Keck was paid $128,037 and Mr. Purpura was paid $132,053. The balance of their salaries has been accrued.

(2)	For 2017 and 2018, all bonus amounts have been accrued and not yet paid.

(3)

Due to the lack of available shares for issuance under the Company’s 2009 Stock Incentive Plan, the Board of Directors did not grant any long-term equity awards to our named executive officers in 2017 or 2018 which in no way should create any negative inference concerning the Compensation Committee’s evaluation of their performance.

Outstanding Equity Awards at Fiscal Year-End Table—2018.

The following table sets forth information relating to unexercised options and unvested restricted shares held by the named executive officers as of December 31, 2018.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Jennifer K. Simpson, Ph.D.	—	—	—	—	—	—
Barbra C. Keck, M.B.A.	—	—	—	—	—	—
John Purpura, M.S.	—	—	—	—	—	—

Potential Payments upon Termination or Change of Control.

The following table shows the potential incremental value transfer to each named executive officer under various termination or change-in-control scenarios as of December 31, 2018, the last business day of 2018. Unvested, unexercised stock options and unvested restricted stock awards are valued at the closing market price of the Company’s common stock on that date. The actual amounts to be paid out in respect of the named executive officers can only be determined at the time of such named executive officer’s actual separation from the Company.

Name	Retirement or Voluntary Termination Without "Good Reason"	Termination for "Cause"	Involuntary Termination (Termination Without Cause, or Termination for Good Reason)	Upon a Change in Control	Death or Disability Termination
Jennifer K. Simpson, Ph.D.	—	—	$726,650	$726,650	—
Barbra C. Keck, M.B.A.	—	—	$530,860	$530,860	—
John Purpura, M.S.	—	—	$518,240	$518,240	—

Severance Arrangements

The Company has entered into an Executive Security Agreement with each of the named executive officers.  The Executive Security Agreements provide for the payment of severance to each of our named executive officers upon a qualifying termination (a termination which is involuntary but not “for cause” or a termination for “good reason” as defined therein) to be paid within 10 days of such event as follows: (i) all base salary owed to the date of the qualifying event, (ii) a one-time lump sum fee equal to the named executive officer’s monthly base salary for a term of two years for Jennifer Simpson and 18 months for Barbra Keck and John Purpura, and (iii) COBRA payments should the named executive officer remain on the Company’s health benefit plans. The named executive officer would also be entitled to a pro-rata portion of any AIP payment for the fiscal year in which termination of employment occurs due by March 15th of the following year. The term of the Executive Security Agreements continues until terminated by mutual agreement of each named executive officer and the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who are beneficial owners of more than 10% of our Common Stock to file with the SEC reports of holdings and changes in beneficial ownership of Delcath’s equity securities. Based on a review of copies of reports furnished to Delcath or written representations that no reports were required, with the exception of one late filed Form 4 for each of Jennifer Simpson, Barbra Keck, John Purpura, Roger Stoll and William Rueckert, we believe that all reports were timely filed in 2018.

PROPOSAL 3: NON-BINDING, ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the meeting:

“RESOLVED, that the compensation of Delcath’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The total compensation of our named executive officers consists primarily of base salary, annual incentive cash bonuses and long-term equity incentive awards in the form of stock options and restricted stock awards, as well as other benefits that are available to all Delcath employees. Base salary and annual incentive cash bonuses are viewed as short-term compensation to reward our named executive officers for meeting individual and company performance objectives, while stock options and restricted stock awards are viewed as rewards for improving corporate performance over the long term and increasing stockholder value.

The compensation philosophy and programs for our named executive officers are described in detail under the heading “Executive Compensation”

VOTE REQUIRED

Advisory approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS “SAY-ON-PAY” RESOLUTION.

The resolution that is the subject of this proposal 3 is advisory in nature and, therefore, is not binding on Delcath, the Compensation and Stock Option Committee or our Board of Directors. However, the views expressed by our shareholders, whether through this vote or otherwise, are important to us and our Board and the Compensation and Stock Option Committee intends to take the results of the vote on this proposal 3 into account when considering future decisions regarding the compensation of our named executive officers.

This proposal will be effective upon its approval by our stockholders at the Annual Meeting and is not conditioned upon the approval by our stockholders of any other proposal.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (“Marcum”) as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Marcum also served as Delcath’s independent registered public accounting firm for the fiscal year ended December 31, 2018. Grant Thornton LLP (“Grant Thornton”) served as Delcath’s independent accounting firm for the fiscal year ended December 31, 2017.

Although ratification by our stockholders is not required by law or by our by-laws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in Delcath’s best interests and in the best interests of our stockholders. If our stockholders do not ratify the selection of Marcum, the Audit Committee will take that fact into consideration, together with such other factors as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Representatives of Marcum are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if he or she (or they) so desires and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firms. The aggregate fees billed by Marcum for services rendered as our independent registered public accounting firm during the fiscal year ended December 31, 2018 and Grant Thornton 2017, respectively:

	Fiscal Year(1)
	2018	2017
Audit Fees	$104,063	$576,450
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$104,063	$576,450

Audit Fees. These are fees for services rendered in connection with the audit of the annual financial statements included in our annual reports on Forms 10-K; the review of the financial statements included in our Quarterly Reports on Forms 10-Q; the audit of our internal control over financial reporting; and for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies: Audit and Non-Audit Services. The Audit Committee pre-approves all audit services and the terms of such services and permissible non-audit services provided by Delcath’s independent registered public accounting firm, prior to its engagement for the provision of such services. The Chair of the Audit Committee has been delegated the authority by the committee to pre-approve interim services by Delcath’s independent registered public accounting firm; provided that the Chair reports all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting. There were no non-audit services provided to Delcath by our independent registered public accounting firm for 2018 and 2017 that required review by the Audit Committee.

VOTE REQUIRED

The ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019 will require approval by the affirmative vote of the holders of a majority of outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in person or by proxy at the Annual Meeting. Stockholders may vote either “FOR” or “AGAINST” or “ABSTAIN” from voting on the proposal to ratify the selection of Marcum as our independent registered public accounting firm. Abstentions and broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum. Abstentions will have the effect of a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection of audit firms, but may decide not to change its selection. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change would be in our stockholders’ best interest.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS DELCATH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2019.

This proposal will be effective upon its approval by our stockholders at the Annual Meeting and is not conditioned upon the approval by our stockholders of any other proposal.

Stockholder Proposals for the 2020 Annual Meeting

In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2020 annual meeting of stockholders, the proposal would have had to have been received by the Corporate Secretary in compliance with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934 and our amended and restated certificate of incorporation

In order for a stockholder to present a proposal or other matter or to nominate a person for election as a director at the 2020 annual meeting of stockholders, our amended and restated certificate of incorporation requires that a stockholder give the Corporate Secretary written notice of the proposal or other matter to be presented at the Annual Meeting not less than 120 calendar days before the date of the mailing of the proxy statement released to the stockholders in connection with the previous year’s annual meeting.  In the event the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 calendar days from the date of the previous year’s meeting, such notice must be received by the Secretary or President not less than 60 days before the date set for the current year’s meeting.  Because no annual meeting was held in 2018 and the 2019 annual meeting is being held later than the anticipated date of the annual meeting to be held in the spring of 2020, the Company requests that stockholder proposals for the 2020 Annual Meeting be submitted within a reasonable time prior to the printing and mailing of our proxy materials in connection with the 2020 Annual Meeting (anticipated to be held in the spring of 2020), in compliance with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934.

Proposals or notices of intent to present a proposal should be addressed to the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019, and should be sent by overnight delivery or certified mail, return receipt requested. If a stockholder fails to provide timely notice of a proposal to be presented at the 2020 annual meeting, the proxies designated by the Board will have discretionary authority to vote on the proposals.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission, as well as copies of this Proxy Statement and accompanying proxy.

Any requests for copies of this Proxy Statement, form of proxy, information, reports or other filings with the Securities and Exchange Commission should be directed to Barbra Keck, Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019, telephone: 212-489-2100, or by e-mail to investorrelations@delcath.com.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jennifer K. Simpson
New York, New York	Jennifer K. Simpson, Ph.D.
August 19, 2019	President, Director and Executive Officer

ANNEX A

Amendment to the Amended and Restated Certificate of Incorporation to Effectuate Reverse Stock Split

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

DELCATH SYSTEMS, INC., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

FIRST: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the Corporation’s Amended and Restated Certificate of Incorporation shall be amended by adding the following paragraph at the end of Article FOURTH:

“Each [1-for-50 to 1-for-1,200] shares of the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”), issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the adjustment for fractional shares as described above.”

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall become effective as of [________________], 2019 at [       ] PM, New York City time.

IN WITNESS WHEREOF, DELCATH SYSTEMS, INC., has caused this certificate to be duly executed in its corporate name on [________________], 2019.

 DELCATH SYSTEMS, INC.

By:___________________

     Name: Barbra Keck

     Title: Chief Financial Officer

A-1

0 DELCATH SYSTEMS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELCATH SYSTEMS, INC.  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEM BER 17, 2019 The undersigned holder of common stock of DELCATH SYSTEMS, INC. (the “Company”), hereby  constitutes and appoints Jennifer K. Simpson and Barbra C. Keck, as proxies (the “proxies”) of the undersigned,  with full power of substitution in each, and authorizes each of them to represent and to vote all of  the undersigned’s shares of common stock of the Company, according to the number of votes and with all  the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held at The Michelangelo Hotel, 152 West 51st Street, New York, New York 10019 on S e p t e m b e r 1 7 , 2019 at 10:00 A.M., local time, and at any adjournments and  postponements thereof. IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE 1.1 14475

ANNUAL MEETING OF PREFERRED STOCKHOLDERS OF   DELCATH SYSTEMS, INC. September 17, 2019 PREFERRED STOCK GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.    20530003030000000000 5 100219   PROPOSALS-The Board of Directors recommends a vote “FOR” Proposal 1 thru Proposal 4.  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x  Proposal 2.To elect two Class I directors to serve until the 2022 annual meeting of stock- holders, one Class II director to serve until the 2020 annual meeting of stockholders and  two Class III directors to serve until the 2021 annual meeting of stockholders and, in each case, until his or her successor is duly elected and qualified; NOMINEES: Proposal 1. To approve and adopt an amendment to our amended and  restated certificate of incorporation to effect a reverse stock split  of our common stock, $0.01 par value per share at a specific ratio  FOR AGAINST ABSTAIN  FOR THE NOMINEES O William D. Rueckert Class I Director O Marco Taglietti, M.D. Class I Director O John Sylvester Class II Director O Roger G. Stoll, Ph.D. Class III Director  O Jennifer K. Simpson Ph.D. Class III Director  within a range from 1-for-50 to 1-for-1,200, inclusive, prior to the first anniversary of stockholder approval of this proposal and to  grant authorization to the Board of Directors to determine, in its sole discretion, whether to effect the reverse stock split, as well  as its specific timing and ratio;.  Proposal 3. To cast a non-binding, advisory vote on the compensation of our  named executive officers (“say-on-pay”);  FOR AGAINST ABSTAIN  INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”  and fill in the circle next to each nominee you wish to withhold, as shown here: Proposal 4. To ratify the appointment by our Audit Committee of Marcum LLP as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  FOR AGAINST ABSTAIN Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement relating to the Annual Meeting. The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting. The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted, FOR Proposal 1, For Proposal 2, FOR Proposal 3 and FOR Proposal 4 and in accordance with the proxies’ discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.  To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may be submitted via this method.  Signature of Stockholder Date: Signature of Stockholder Date:  WITHHOLD AUTHORITY FOR THE NOMINEES FOR ALL EXCEPT (See instruction below) Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

0 DELCATH SYSTEMS, INC.   PREFERRED STOCK   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELCATH SYSTEMS, INC.  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEM BER 17, 2019 The undersigned holder of Preferred Stock of DELCATH SYSTEMS, INC. (the “Company”), hereby constitutes and appoints Jennifer K. Simpson and Barbra C. Keck, as proxies (the “proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all of  the undersigned’s shares of common stock of the Company, according to the number of votes and with all  the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held at The Michelangelo Hotel, 152 West 51st Street, New York, New York 10019 on S e p t e m b e r 17, 2019 at 10:00 A.M., local time, and at any adjournments and postponements thereof. IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF   DELCATH SYSTEMS, INC. September 17, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please mark, sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.   20530003030000000000 5 100219   PROPOSALS-The Board of Directors recommends a vote “FOR” Proposal 1 thru Proposal 4.  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x  Proposal 2.To elect two Class I directors to serve until the 2022 annual meeting of stock- holders, one Class II director to serve until the 2020 annual meeting of stockholders and  two Class III directors to serve until the 2021 annual meeting of stockholders and, in each  case, until his or her successor is duly elected and qualified;  NOMINEES: Proposal 1. To approve and adopt an amendment to our amended and  restated certificate of incorporation to effect a reverse stock split  of our common stock, $0.01 par value per share at a specific ratio  FOR AGAINST ABSTAIN  FOR THE NOMINEES O William D. Rueckert Class I Director  O Marco Taglietti, M.D. Class I Director  O John Sylvester Class II Director  O Roger G. Stoll, Ph.D. Class III Director  O Jennifer K. Simpson Ph.D. Class III Director  within a range from 1-for-50 to 1-for-1,200, inclusive, prior to the  first anniversary of stockholder approval of this proposal and to  grant authorization to the Board of Directors to determine, in its  sole discretion, whether to effect the reverse stock split, as well  as its specific timing and ratio;.  Proposal 3. To cast a non-binding, advisory vote on the compensation of our  named executive officers (“say-on-pay”);  FOR AGAINST ABSTAIN  INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”  and fill in the circle next to each nominee you wish to withhold, as shown here:  Proposal 4. To ratify the appointment by our Audit Committee of Marcum LLP as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  FOR AGAINST ABSTAIN Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement relating to the Annual Meeting. The undersigned hereby revokes any proxy or proxies heretofore given with respect to the Annual Meeting. The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted, FOR Proposal 1,For Proposal 2, FOR Proposal 3 and FOR Proposal 4 and in accordance with  the proxies’ discretion on such other matters as may properly come before the Annual  Meeting or any adjournment or postponement thereof.  To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: WITHHOLD AUTHORITY FOR THE NOMINEES FOR ALL EXCEPT (See instruction below) Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

 0 DELCATH SYSTEMS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELCATH SYSTEMS, INC.  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 2, 2019   The undersigned holder of common stock of DELCATH SYSTEMS, INC. (the “Company”), hereby constitutes and appoints Jennifer K. Simpson and Barbra C. Keck, as proxies (the “proxies”) of the undersigned, with full power of substitution in each, and authorizes each of them to represent and to vote all of the undersigned’s shares of common stock of the Company, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held at The Michelangelo Hotel, 152 West 51st Street, New York, New York 10019 on October 2, 2019 at 10:00 A.M., local time, and at any adjournments and postponements thereof.  IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE 1.1 14475